UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Wednesday, April 26, 2017. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of Jan Carlson, Dennis C. Cuneo, Michael S. Hanley, Roger A. Krone, John R. McKernan, Jr., Alexis P. Michas, Vicki L. Sato, Richard O. Schaum, Thomas T. Stallkamp and James R. Verrier to the board of directors:

	For	Against	Withheld/Abstention	Broker Non-Votes
Carlson	164,715,208	8,521,334	8,931,261	12,234,448
Cuneo	180,379,458	788,385	999,960	12,234,448
Hanley	180,761,931	786,292	619,580	12,234,448
Krone	180,605,913	977,144	584,746	12,234,448
McKernan, Jr.	180,626,183	919,860	621,760	12,234,448
Michas	175,957,972	3,823,530	2,386,301	12,234,448
Sato	175,431,718	5,060,985	1,675,100	12,234,448
Schaum	177,323,939	3,135,240	1,708,624	12,234,448
Stallkamp	175,873,407	3,918,015	2,376,381	12,234,448
Verrier	179,269,767	1,600,076	1,297,960	12,234,448

(b) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
163,858,617	9,824,962	8,484,224	12,234,448

(c) Advisory vote on the frequency of the advisory vote on compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain
168,343,291	265,454	13,435,222	123,836

(d) Votes regarding the selection of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
189,113,498	4,947,777	340,976	12,234,448

(e) Stockholder proposal to allow certain stockholders to act by written consent:

For	Against	Abstain	Broker Non-Votes
105,420,410	64,812,642	11,934,751	12,234,448

The Board of directors has received the stockholders' advisory vote concerning written consent and will consider it and feedback received in the course of investor engagement.

Item 7.01    Regulation FD Disclosure

On April 26, 2017, the Company's board of directors declared a quarterly cash dividend of $0.14 per share of common stock. The dividend is payable on June 15, 2017 to stockholders of record on June 1, 2017.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number            Description

99.1                    Press release dated April 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: April 27, 2017	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit Number            Description

99.1                    Press release dated April 27, 2017